Cousins


NCR

INVESTOR PRESENTATION

June 2020

COVID-19 RESPONSE

Prioritizing the Well-Being of Customers & Employees

COUSINS OPERATIONS

- Implemented the company's business continuity plan in late February
- On March 13th, enacted work-from-home policy with property teams staggering onsite personnel to ensure a safe work environment and compliance with shelter-in-place orders
- Provide regular communications from leadership
- Initiated bi-weekly virtual town halls and weekly videos from team members to promote employee engagement

PORTFOLIO OPERATIONS

- All buildings have remained open, with increased security, access control, and enhanced cleaning as necessary
- After steep decline, physical occupancy and parking facility usage have slowly begun to improve
- Focus on reduced energy usage and taking advantage of low occupancy to perform preventative maintenance
- Collected 95% of May rents, including 96% from office tenants

DEVELOPMENT PIPELINE

- Construction has been deemed an essential business in all of our markets
- All of our projects remain on schedule and on budget
- Office portion of our $566 million development pipeline is 82% pre-leased[1]
- Remaining development costs are fully funded

COMMUNITY OUTREACH

- Have donated $900,000 from the Cousins Properties Foundation across our Sun Belt markets
- Focused on supporting established organizations fighting the virus on the front lines or helping those who are economically impacted by it

FINANCIAL PROFILE

- $1.1 billion of liquidity with a $1 billion undrawn credit facility and over $100 million in cash as of March 31st
- Net Debt/Adjusted EBITDA*re* of 3.66x[1]
- Limited near-term debt maturities

RENT COLLECTION UPDATE

May Office Rent Collections of **97%**

Monthly Rent Collections[1]



100%
80%
60%
40%
20%
0%
98%
82%
98%
96%
33%
95%
97%
48%
96%
March
April
May
Office
Retail
Total

May Rent Collections by Industry[1]



100%
80%
60%
40%
20%
0%
100%
64%
Transportation
Insurance
Energy
Technology
Legal
Financial
Construction/Design
Other
Health Care
Real Estate
Professional Services
Consumer Goods & Services
Marketing/Media/Creative

May Rent Collections Highlights[1]

- Top 20 customers 100% paid
- Retail customers 48% paid
  - Represent 1.7% of total rent[2]
- Flexible office customers 86% paid
  - Represent 1.8% of total rent[2]
- Medical office customers 90% paid
  - Represent 2.0% of total rent[2]

CUSTOMER QUALITY & INDUSTRY DIVERSIFICATION

Well-Diversified Customer Base with Strong Credit Profile

Annualized Rent by Industry[1]


Financial
17.4%
Professional
Services
13.4%
Technology
18.8%
Legal
11.2%
Governement
1.6%
Transportation
1.7%
Construction/
Design
2.5%
Marketing/
Media/Creative
2.6%
Insurance
3.7%
Other
3.8%
Health
Care
4.8%
Real Estate
5.6%
Consumer Good
& Services
7.0%
Energy & Utilities
5.8%
Energy & Utilities
3.7%
Adjusting for recent activity and non-energy subleases[2]

Top 20 Customers Highlights

- Top 20 Customers represent 31% of annualized rent
- 16 of 20 are public companies or a major subsidiary of a public company
- 13 of 20 are investment-grade companies
- 9 years of average remaining lease term



WHY COUSINS?

HEALTHY MARKET FUNDAMENTALS

PREMIER SUN BELT PORTFOLIO

COMPELLING GROWTH OPPORTUNITIES

SIMPLE STRONG BALANCE SHEET

COUSINS AT A GLANCE

Preeminent Sun Belt Office REIT

19.4MM
SF[1]

93.3%
LEASED[1]

100%
CLASS A

3.66x
NET DEBT / EBITDA[1]

$6.4Bn
TOTAL MARKET CAPITALIZATION[1]



Charlotte
12%
4
Dallas/ Fort Worth
6%
Atlanta
38%
Phoenix
8%
Austin
24%
Houston
4%
Tampa
7%

1.9MM SF[1]
Development Pipeline
82% Leased[2]

Land Bank Supports Additional Development of 3.4MM SF[3]

In-Place Rents Below Market

$1.1 Billion of Liquidity[1]

HEALTHY MARKET FUNDAMENTALS

Cousins is Positioned at the Intersection of Two **Powerful** Long-Term Trends

NET MIGRATION

Top Five States for Net Migration[1]

2005-2018

#1 TX | **#2 FL** | **#3 NC** | **#4 AZ** | **#5 GA**



#50 New York
Top Source of
Net Migration to
GA, NC, FL
#49 California
Top Source of
Net Migration to
TX, AZ

FLIGHT TO QUALITY

Average Annual Net Absorption[2]



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
0.4%
1.7%
0.6%
2.1%
0.6%
2.6%
0.0%
2007 - 2011
2011 - 2015
2015 - 2019
2019 - 2023 Forecast
4&5 Star Per CoStar
3 Star Per CoStar

HEALTHY MARKET FUNDAMENTALS

Outstanding Office Employment Growth
Constrained New Supply



Office Employment Growth[1]



2.1%
1.2%
1.3%
Cousins
Gateway Average
U.S. Average

Construction as a % of Total Inventory[2]



2.8%
2.6%
2.0%
Cousins
Gateway Average
U.S. Average

HEALTHY MARKET FUNDAMENTALS

Solid Supply/Demand Characteristics
Robust Rent Growth and Absorption

Rent Growth[1]



5.6%
3.4%
3.2%
Cousins
Gateway Average
U.S. Average

Net Absorption as a % of Total Inventory[2]



2.6%
1.5%
1.8%
Cousins
Gateway Average
U.S. Average

Top Rent Growth Markets[3]



Columbus 10.6%
Charlotte 8.6%
East Bay 8.5%
Tampa 8.3%
Raleigh 7.6%
Dallas-Fort Worth 7.3%
Denver 7.1%
Los Angeles 6.8%
Boston 6.5%
Philadelphia 6.4%
Atlanta 6.4%
Seattle 5.8%

PREMIER SUN BELT PORTFOLIO

Pure-Play Sun Belt Office REIT with a Differentiated Portfolio



NCR
NCR

CUZ		PEERS[1]
347K	AVERAGE BUILDING SIZE	221K
100%	% SUN BELT	37%
100%	% CLASS A	87%
99%	% OFFICE	86%
2002	AVERAGE YEAR BUILT	1989

Portfolio is well-positioned with 77% of assets in close proximity to mass transit and a parking ratio of 2.9:1000

PREMIER SUN BELT PORTFOLIO

Dominant Market Share in Highly-Amenitized Submarkets

Operating Asset | Development/Land Asset

Atlanta
Buckhead
18% Class A Market Share[1]





Atlanta
Midtown
12% Class A Market Share[1]



Austin
CBD
17% Class A Market Share[1]



Austin
The Domain
36% Class A Market Share[1]

Charlotte
Uptown
12% Class A Market Share[1]





Tampa
Westshore
21% Class A Market Share[1]



Phoenix
Tempe
16% Class A Market Share[1]

PREMIER SUN BELT PORTFOLIO

Commands Premium Rents in Our Markets

CLASS A ASKING RENT ($/SF)[1]


ATLANTA
$34.37
$39.49
$43.26
Atlanta
Buckhead
Cousins Buckhead
AUSTIN
$46.37
$59.11
$64.62
Austin
CBD
Cousins CBD
CHARLOTTE
$35.67
$39.15
$37.95
Charlotte
Uptown
Cousins Uptown
DALLAS
$32.65
$44.18
$48.72
Dallas
Preston Center
Cousins Preston Center
PHOENIX
$31.84
$38.32
$43.60
Phoenix
Tempe
Cousins Tempe
TAMPA
$33.82
$38.79
$38.94
Tampa
Westshore
Cousins Westshore

PREMIER SUN BELT PORTFOLIO

Near-Term Lease Expirations **In-Line with Peers**



Lease Expirations by Year[1]
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Avg = 25%
23%
PGRE CLI VNO BXP ESRT KRC PDM CUZ EQC ARE AAT SLG WRE HIW HPP BDN OFC JBGS DEI
2020 2021 2022

PREMIER SUN BELT PORTFOLIO

Compelling Value-Add Lease-Up Opportunities

BANK OF AMERICA PLAZA



Total Building 891K SF

Upcoming Expiration
Bank of America 253K SF[1]

Expiration Date[1]
12/31/20

Expiring Rent
30%+ Below Market

Acquired as a value-add re-leasing opportunity as part of TIER merger. Located at Main and Main in Uptown Charlotte

1200 PEACHTREE



Total Building 370K SF

Upcoming Expiration
Norfolk Southern 370K SF

Expiration Date
12/31/21

Expiring Rent
5%+ Below Market

Acquired for $222/SF as part of larger transaction with Norfolk Southern. Adjacent to our Promenade tower with significant recent upgrades that position it well for lease-up

3350 PEACHTREE



Total Building 413K SF

Upcoming Expiration
Anthem 199K SF

Expiration Date
6/30/21

Expiring Rent
20%+ Below Market

Trophy office tower in Buckhead Atlanta. Located directly on top of mass transit station

COMPELLING GROWTH OPPORTUNITIES

$9MM of Development NOI in 2019 Grows to $71MM[1] in 2022










	CURRENT DEVELOPMENT PIPELINE						RECENT DELIVERIES		
	10000 AVALON	120 WEST TRINITY	DOMAIN 12	DOMAIN 10	300 COLORADO	100 MILL	DIMENSIONAL PLACE	DOMAIN 11	Total / Avg
RSF	251K	352K	320K	300K	358K	287K	281K	320K	2.5MM
% Leased[2]	75%	100%	100%	98%	87%	44%	100%	100%	89%



2019 Total
$9MM
2020 Total
$23MM
2021 Total
$51MM
2022 Total
$71MM
Quarterly NOI[1] ($MM)
18
16
14
12
10
8
6
4
2
0
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22
Recent Deliveries
Current Development Pipeline

COMPELLING GROWTH OPPORTUNITIES

Attractive Land Bank Supports **3.4MM SF**[1] of Additional New Development

ATLANTA



901 WEST PEACHTREE

MIDTOWN
455K SF



3354 PEACHTREE

BUCKHEAD
560K SF

DALLAS



LEGACY UNION TWO / THREE

LEGACY
600K SF



VICTORY CENTER

UPTOWN
460K SF

AUSTIN



DOMAIN 9

DOMAIN
330K SF



DOMAIN 14 & 15

DOMAIN
800K SF

TAMPA



CORPORATE CENTER V

WESTSHORE
170K SF

COMPELLING GROWTH OPPORTUNITIES

In-Place Rents **Remain Below** Current Market Rents



Increase in 2nd Generation Cash Net Rent[1]
20%
16%
12%
8%
4%
0%
Avg = 9.4%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20



SIMPLE STRONG BALANCE SHEET

Leverage **Significantly Below Peers**



Net Debt/EBITDA[1]
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Average = 6.6x
3.7x
SLG
VNO
PGRE
FSP
CXP
BDN
DEA
BXP
PDM
OFC
CIO
OPI
ARE
KRC
ESRT
HIW
CUZ

SIMPLE STRONG BALANCE SHEET

Substantial Liquidity and Access to Capital Markets



CASH
$125MM
$1.1 Billion Liquidity[1]
REVOLVER
$1BN



ENCUMBERED
21%
Flexible Portfolio[2]
UNENCUMBERED
79%

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer

Richard Hickson
Executive Vice President, Operations



Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary





Kennedy Hicks
Senior Vice President, Investments



John S. McColl
Executive Vice President, Development



APPENDIX

ATLANTA
Market Snapshot


8000 AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
SPRING & 8TH
PROMENADE
1200 PEACHTREE
EMORY HOSPITAL MIDTOWN
75
285
85
20
marta


Submarket Concentration [2]
Buckhead 44%
Central Perimeter 18%
North Fulton 4%
Midtown 34%


Industry Concentration [4]
Transportation 4%
Insurance 5%
Healthcare 6%
Technology 25%
Real Estate 7%
Legal Services 7%
Consumer Goods and Services 9%
Professional Services 9%
Other 11%
Financial Services 17%

7.2MM

Total Square Feet[1]

92%

Leased[1]

$39.22

Average Asking Rent[3]

AUSTIN
Market Snapshot



RESEARCH PARK PLAZA V
DOMAIN POINT
DOMAIN 11
DOMAIN 8
DOMAIN 2
DOMAIN 4
DOMAIN 7
DOMAIN 3
816 CONGRESS
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACES
Colorado River
N Lamar Blvd
Congress Ave
W 9th St
E Cesar Chavez St
183
1
35
290



Submarket Concentration 2
Domain 35%
Southwest 14%
Northwest 3%
CBD 48%



Industry Concentration 4
Consumer Goods and Services 2%
Healthcare 4%
Energy 7%
Other 7%
Technology 26%
Real Estate 8%
Financial Services 10%
Professional Services 18%
Legal Services 18%

4.0MM

Total Square Feet[1]

95%

Leased[1]

$58.00

Average Asking Rent[3]

CHARLOTTE
Market Snapshot



77
277
29
77
N Graham St
W Trade St
277
W 5th St
S Graham St
FIFTH THIRD CENTER
W Morehead St
S Church St
S Tryon St
BANK OF AMERICA PLAZA
74
E Stonewall St
S Caldwell St
277
NASCAR PLAZA
277
DIMENSIONAL PLACE
S McDowell St



Submarket Concentration [2]
Uptown 87%
South End 13%



Industry Concentration [4]
Financial Services 46%
Legal Services 18%
Marketing 13%
Consumer Goods and Services 9%
Other 6%
Insurance 6%
Professional Services 2%

2.3MM

Total Square Feet[1]

94%

Leased[1]

$38.95

Average Asking Rent[3]

DALLAS
Market Snapshot



LEGACY UNION
Dallas North Tollway
75
35E
635
5950 SHERRY LANE
635
Dallas North Tollway
75
35E
12
12
30
30



Submarket Concentration 2
Legacy 66%
Preston Center 34%



Industry Concentration 4
Professional Services 6%
Construction 6%
Other 8%
Government 15%
Energy 30%
Financial Services 35%

516K

Total Square Feet[1]

97%

Leased[1]

$48.72

Average Asking Rent[3]

PHOENIX
Market Snapshot



202
Salt River
HAYDEN FERRY
W Rio Salado Pkwy
E Rio Salado Pkwy
111 WEST RIO
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Tempe
100%
Submarket Concentration 2



Marketing
5%
Real Estate
6%
Consumer Goods and Services
8%
Other
9%
Insurance
9%
Financial Services
12%
Technology
23%
Professional Services
28%
Industry Concentration 4

1.3MM

Total Square Feet[1]

98%

Leased[1]

$43.60

Average Asking Rent[3]

TAMPA
Market Snapshot



TAMPA INTERNATIONAL AIRPORT
HARBORVIEW PLAZA
THE POINTE
CORPORATE CENTER III
CORPORATE CENTER II
CORPORATE CENTER IV
CORPORATE CENTER I
589
60
92
275



Westshore
100%
Submarket Concentration 2



Insurance
4%
Other
7%
Healthcare
22%
Financial Services
10%
Technology
11%
Industry Concentration 4
Consumer Goods and Services
18%
Professional Services
14%
Legal Services
15%

1.7MM

Total Square Feet[1]

95%

Leased[1]

$38.94

Average Asking Rent[3]

DEFINITIONS OF NON-GAAP MEASURES

"NET OPERATING INCOME" ("NOI")

is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less termination fees and rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. For clarity, NOI includes straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.

In this presentation, the Company is presenting incremental NOI associated with its development for future periods. These non-GAAP measures are forward looking and specific only to the development projects outlined in this presentation. The Company has not finalized projections of its NOI for other projects in its portfolio and has not prepared consolidated projections for NOI or net income (the most comparable GAAP measure to NOI) for any period beyond 2020. Therefore, the Company has not presented a reconciliation of this incremental NOI to net income or any other GAAP financial measure. Such information is not available and would require unreasonable effort to produce in the context of this presentation.

ENDNOTES

Page 1 – COVID-19 Response
1. As of 31-Mar-2020 filings. Represents office leased percentage as of 31-Mar-2020.

Page 2 – Rent Collection Update
1. Represents rent collections through 28-May-2020.
2. Total rent represents total annualized rent as of 31-Mar-2020.

Page 3 – Customer Quality and Industry Diversification
1. Represents company's share of annualized rents as of 31-Mar-2020.
2. In April 2020, the company executed a partial termination with Parsley Energy for 74K SF and executed a lease for the surrendered space with a leading law firm. In addition, several of our Energy & Utilities customers have entered into subleases with unaffiliated parties for large portions of their space. In the event of lease termination, generally such subleases would become direct leases with the Company.

Page 5 – Cousins at a Glance
1. As of 31-Mar-2020 filings.
2. Represents office leased percentage as of 31-Mar-2020.
3. Represents estimated developable SF.
4. Represents Cousins' pro-rata share of NOI per 31-Mar-2020 filings.

Page 6– Healthy Market Fundamentals
1. Source: US Census Bureau.
2. Source: CoStar.

Page 7 – Healthy Market Fundamentals
1. Source: BLS.gov and Baird Research for office employment growth data as of Mar 2020.
2. Source: CoStar for construction data and total office inventory as of 31-Mar-2020.

Page 8 – Healthy Market Fundamentals
1. Source: CoStar for year-over-year 4 & 5 star office rent growth data as of 31-Mar-2020.
2. Source: CoStar for net absorption data (12-months) and total office inventory as of 31-Mar-2020.
3. Source: CoStar for year-over-year 4 & 5 star office rent growth data in markets with over 30MM SF of 4 & 5 star office inventory as of 31-Mar-2020.

Page 9 – Premier Sun Belt Portfolio
1. Peers include the following comparable office REITs according to Green Street: BDN, CLI, EQC, HIW, OFC, PDM. Data collected from CoStar, S&P Global, each company's 1Q 2020 supplemental data and each company's website. Metrics calculated are based on office assets only.

Page 10 – Premier Sun Belt Portfolio
1. Source: CoStar. Based on 100% of building square footage as of 31-Mar-2020. Does not include 100% owner-occupied buildings or development/land assets.

Page 11 – Premier Sun Belt Portfolio
1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 31-Mar-2020; where net rents are quoted, operating expenses are added to achieve gross rents.

Page 12 - Premier Sun Belt Portfolio
1. Source: Green Street Office Sector Update – May 27, 2020. Full year lease expirations represent total portfolio percent of rent when available, otherwise percent of square footage, per company disclosure.

Page 13 - Premier Sun Belt Portfolio
1. Bank of America vacated 42K SF in March 2020 and will vacate the remaining space from June to December 2020.

Page 14 – Compelling Growth Opportunities
1. Represents actual NOI through 2019 and estimated NOI based on executed leases and other currently forecasted leasing for 2020 and beyond. See definition of NOI on page 23.
2. Represents office leased percentage as of 31-Mar-2020.

Page 15 – Compelling Growth Opportunities
1. Represents estimated developable SF, excluding redevelopment.

Page 16 – Compelling Growth Opportunities
1. Increase in second generation net rent on a cash basis per Cousins' quarterly filings.

Page 17 – Simple Strong Balance Sheet
1. Represents total debt, including company's share of unconsolidated debt, net of cash divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings as of 31-Mar-2020.

Page 18 – Simple Strong Balance Sheet
1. Represents Cousins' cash as of 31-Mar-2020 plus availability under Cousins' Credit Facility as of 31-Mar-2020.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 31-Mar-2020.

Appendix – Market Snapshots
1. Represents portfolio statistics of Company at 100% as reported in Cousins' 31-Mar-2020 filings. Excludes projects under construction.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 31-Mar-2020.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 1Q 2020 revenues. Management uses SIC codes when available along with judgement to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2019. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as the following: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets; future changes in interest rates; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate, particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa, and Dallas where we have high concentrations of our lease revenues, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third party response to such a crisis, which may affect our key personnel, our major tenants, and the costs of operating our assets; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements, and similar governmental and private measures taken to combat the spread of the COVID-19 pandemic on our operations and our tenants; changes to our strategy with regard to land and other non-core holdings that may require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of telecommuting; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.



Gregg Adzema

Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux

Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com

3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326